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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest reported): APRIL 17, 2002




                      INTEGRATED DEFENSE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                   001-31235               13-4027646
(State or other jurisdiction        (Commission           (I.R.S. Employer
      of incorporation)            File Number)          Identification No.)

                    110 WYNN DRIVE                             35805
                 HUNTSVILLE, ALABAMA                        (Zip Code)
       (Address of Principal Executive Offices)

Registrant's telephone number, including area code       (256) 895-2000



                                    NO CHANGE
          (Former name or former address, if changed since last report)






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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS

NO.
---

99.1   Press release, dated April 17, 2002.
99.2   Press release, dated April 25, 2002.


ITEM 9.  REGULATION FD DISCLOSURE

         On April 17, 2002, Integrated Defense Technologies, Inc. (the "Company") announced the date of the Company's upcoming release of earnings results for the quarter ended March 31, 2002 and investor conference call. A copy of this press release is attached hereto as Exhibit 99.1.

         On April 25, 2002, the Company issued a press release announcing the Company's earnings results for the quarter ended March 31, 2002 and other matters. A copy of this press release is attached hereto as Exhibit 99.2.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INTEGRATED DEFENSE TECHNOLOGIES, INC.


Date: April 25, 2002                By:  /s/ William E. Collins
                                         ----------------------
                                    Name:  William E. Collins
                                    Title: Vice President, Administration